Exhibit 10.2

FORM OF PERFORMANCE CONTINGENT RESTRICTED STOCK UNITS – EBITDA – AWARD NOTICE

NAME
ADDRESS
ADDRESS

Pursuant to the terms and conditions of the Haverty Furniture Companies, Inc. 2014 Long-Term Incentive Plan (the “Plan”), you have been granted Performance Restricted Stock Units (PRSUs) based on EBITDA.  The general terms of this grant of PRSUs are outlined below.

Grant Date:	January 23, 2020
Performance Period:	January 1 – December 31, 2020
Target Number of PRSUs:	«number_awarded»
Performance Measure:	EBITDA
Vesting Date:	February 28, 2023

The actual number of PRSUs that can become vested is based on achieving the level of EBITDA during the Performance Period as noted below:

Performance Level*	% Target EBITDA	EBITDA ($ in millions)	% Target Shares Earned
Outstanding	125%	$XXX	175%
	120%	$XXX	160%
	110%	$XXX	130%
Target	100%	$XXX	100%
	90%	$XXX	70%
Threshold	80%	$XXX	40%
Below Threshold	< 80%	< $XXX	0%

*	Straight-line interpolation will apply to performance levels between the ones shown.

Each PRSU is equivalent to one share of common stock upon vesting.

Until vested, the units represented by this award are not entitled to receive cash dividends and do not have the right to vote. This award will vest immediately upon a change in control, death or disability as defined in Section 2 of the Plan.  If you leave Havertys, other than in the case of death, disability or retirement, unvested awards are forfeited.  Except as the Nominating, Compensation and Governance Committee may at any time otherwise provide in their sole discretion or as required to comply with applicable law, units not vested at retirement will vest on the Vesting Date as outlined in the grant agreement.  Retirement shall mean voluntary retirement from Havertys, on or after age 65, upon written notice from you to the Company that you are permanently retiring from the Company and the retail furniture industry.  Please consult the 2014 Long-Term Incentive Plan Prospectus for a complete understanding of Havertys’ equity award program.

This is a summary of the award.  The grant agreement and Plan Prospectus are the authoritative source for all questions on awards made under the Plan.